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                                                                    Exhibit 99.1

                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
       (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                               United States Code)

         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Heidrick & Struggles International, Inc., a Delaware corporation (the "Company"), does hereby certify that:

         The Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:    August 14, 2002                      /s/ Piers Marmion
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                                               Chief Executive Officer


Dated:    August 14, 2002                      /s/ Kevin J. Smith
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                                               Kevin J. Smith
                                               Chief Financial Officer